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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 12, 1998 incorporated by reference in United HealthCare Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
January 21, 1999